                                                                 EXHIBIT 10.13


                              EMPLOYMENT AGREEMENT


          EMPLOYMENT AGREEMENT (the "Agreement") dated as of November 6, 1997,
                                     ---------
by and between SYNETIC, INC., a Delaware corporation (the "Company"), and ROGER
                                                           -------
C. HOLSTEIN ("Executive").
              ---------

          WHEREAS, the Company desires to employ the Executive on a full-time basis, subject to the exception set forth below, and the Executive desires to be so employed by the Company;

          NOW, THEREFORE, in consideration of the mutual covenants in this Agreement, the parties agree as follows:

     1.   Effectiveness of Agreement and Employment of Executive.
          ------------------------------------------------------

          1.1. Effectiveness of Agreement.  This Agreement shall become
               --------------------------
effective as the date hereof (the "Effective Date").
                                   --------------

          1.2. Employment by the Company.  The Company hereby employs Executive
               -------------------------
as an Executive Vice President of the Company and Executive hereby accepts such employment with the Company. Executive shall report to the Chairman of the Board or Chief Executive Officer of the Company, and perform such duties and services for the Company and its subsidiaries and affiliates (such subsidiaries and affiliates collectively, "Affiliates"), as may be designated from time to
                              ----------
time, by the Chairman of the Board of Directors or the Chief Executive Officer of the Company. Executive shall use his best and most diligent efforts to promote the interests of the Company and the Affiliates, and shall devote all of his business time and attention to his employment under this Agreement, subject to his obligation to perform certain services to Merck-Medco Managed Care ("Medco") under his agreement with Medco, a copy of which has been furnished to Synetic and subject to such other business activities which will not interfere with the performance of the Executive's duties hereunder and which Executive has received prior written permission from the Company, which permission shall not be unreasonably withheld.

          1.3. Confidentiality. Executive understands and acknowledges that in
               ---------------
the course of his employment, he will have access to and will learn information that is proprietary to, or confidential to the Company and its Affiliates that concerns the operation and methodology of the Company and its Affiliates, including, without limitation, business strategy and plans, financial information, protocols, proposals, manuals, clinical procedures and guidelines, technical data, computer source codes, programs, software, knowhow and specifications, copyrights, trade secrets, market information, Developments (as hereinafter defined), and customer information (collectively, "Proprietary
                                                               -----------
Information").  Executive
-----------
agrees that, at all times (including following termination of this Agreement), he will keep confidential and will not disclose directly or indirectly any such Proprietary Information to any third party, except as required to fulfill his duties hereunder, and will not misuse, misappropriate or exploit such Proprietary Information in any way. The restrictions contained herein shall not apply to any information which Executive can demonstrate by written record (a) was already available to the public at the time of disclosure, or subsequently become available to the public, otherwise than by breach of this Agreement, (b) was the subject of a court order for Executive to disclose, (c) information which was in the possession of the Executive prior to his employment with the Company or (d) information which is independently developed by the Executive and which is outside of the scope of his employment or the business of the Company. Upon any termination of this Agreement, Executive shall immediately return to the Company all copies of any Proprietary Information in his possession.

          1.4. Restrictions on Solicitation.  During the period beginning on the
               ----------------------------
Effective Date and ending on the second anniversary of the date of cessation of the employment of the Executive for any reason whatsoever (the "Restricted
                                                                ----------
Period"), Executive shall not, directly or indirectly, without the prior written
------
approval of the Company, solicit or contact any customer, or any prospective customer (with whom the Executive has had contact during the last 12 months of the term of this Agreement), of the Company or any of the Affiliates for any commercial pursuit which Executive knows, or should know, is in competition with the Company or any of the Affiliates, or that is contemplated from time to time by the Business Plan (as defined below) or take away or interfere or attempt to interfere with any custom, trade, business or patronage of the Company or any of the Affiliates, or induce, or attempt to induce, any employees, agents or consultants of or to the Company or any of the Affiliates to do anything from which Executive is restricted by reason of this Agreement nor shall Executive, directly or indirectly, offer or aid others to offer employment to or interfere or attempt to interfere with any employees, agents or consultants of the Company or any of the Affiliates. For purposes of this Agreement, "Business Plan" shall mean, at any point in time, the then current business plan of the Company and any business plans of the Company in effect during the prior 18 months.

          1.5. Restrictions on Competitive Employment.  During the Restricted
               --------------------------------------
Period, Executive shall not (as principal, agent, employee, consultant or otherwise), anywhere in the United States, directly or indirectly, without the prior written approval of the Company, (i) engage in direct or indirect competition with the Company, (ii) conduct a business of the type and character engaged in by the Company (or contemplated by the Business Plan), or (iii) develop products or services competitive with those of the Company (collectively, "Competitive Business"). Notwithstanding the foregoing,
                --------------------
Executive may have an interest consisting of publicly traded securities constituting less than 5 percent of any class of publicly traded securities in any public company engaged in a Competitive Business so long as he is not employed by and does not consult with, or become a director of or otherwise engage in any activities for, such company.

          1.6. Extension of Restricted Period.  The Restricted Period shall be
               ------------------------------
extended by the length of any period during which Executive is in breach of the terms of this Section 1.

          1.7. Assignment of Developments.  All Developments that are at any
               --------------------------
time made, conceived or suggested by Executive, whether acting alone or in conjunction with others, arising out of or as a result of Executive's employment with the Company shall be the sole and absolute property of the Company and the Affiliates, free of any reserved or other rights of any kind on Executive's part. During Executive's employment and, if such Developments were made, conceived or suggested by Executive during or as a result of Executive's employment under this Agreement or any prior employment with the Company or the Affiliates, thereafter, Executive shall promptly make full disclosure of any such Developments to the Company and, at the Company's cost and expense, do all acts and things (including, among others, the execution and delivery under oath of patent and copyright applications and instruments of assignment) deemed by the Company to be necessary or desirable at any time in order to effect the full assignment to the Company and the Affiliates of Executive's right and title, if any, to such Developments. For purposes of this Agreement, the term

"Developments" shall mean all data, discoveries, findings, reports, designs,
-------------
inventions, improvements, methods, practices, techniques, developments, programs, concepts, and ideas, whether or not patentable, relating to the present or planned activities, or future activities of which Executive is aware, or the products and services of the Company or any of the Affiliates.

          1.8  Conflicts of Interest. The Executive, during the term of this
               ---------------------
Agreement, is also being employed as a part-time employee of, or consultant to, Medco. The Executive and the Company endeavor to eliminate certain conflicts of interest which may arise in the performance of the Executive's services hereunder. In furtherance of such objective, the Executive and the Company have established the following:

     a) The Executive and Company will work together to avoid any conflicts relating to his employment with Medco.

     b) The Company will not solicit, nor will the Executive provide to the Company, any information confidential or proprietary to Medco and its affiliates in the course of the Executive's employment hereunder.

     c) The Company will allow the Executive sufficient business time to satisfy his employment obligations to Medco.

        1.9.   Remedies.  Executive acknowledges and agrees that damages for a
               --------
breach or threatened breach of any of the covenants set forth in Sections 1.1 through 1.8 will be difficult to determine and will not afford a full and adequate remedy, and therefore agrees that the Company, in addition to seeking actual damages in connection therewith, may seek specific enforcement of any such covenant in any court of competent jurisdiction, including, without limitation, by the issuance of a temporary or permanent injunction.

     2. Compensation and Benefits.
        -------------------------

        2.1.   Salary.  The Company shall pay Executive for services during the
               ------
term of this Agreement a base salary at the annual rate of $175,000.00 ("Base Salary"). Any and all increases to Executive's Base Salary shall be determined by the Board of Directors in its sole discretion, provided however, that when revenues from healthcare communications business exceeds $30,000,000, then the Board of Directors will increase Executive's compensation to a level commensurate with his contribution as determined in their reasonable judgment. Such Base Salary shall be payable in equal installments, no less frequently than monthly, pursuant to the Company's customary payroll policies in force at the time of payment, less any required or authorized payroll deductions.

        2.2. Upon the signing of this Agreement, the Executive shall receive a one time payment equal to $225,000.

        2.3.   Benefits.  During the term of this Agreement, Executive shall be
               --------
entitled to participate, on the same basis and at the same level as other similarly situated senior executives of the Company, in any group insurance, hospitalization, medical, health and accident, disability, fringe benefit and tax-qualified retirement plans or programs or vacation leave of the Company now existing or hereafter established to the extent that he is eligible under the general provisions thereof.

        2.4.   Expenses.  Pursuant to the Company's customary policies in force
               --------
at the time of payment, Executive shall be promptly reimbursed, against presentation of vouchers or receipts therefor, for all authorized expenses properly and reasonably incurred by him on behalf of the Company or its Affiliates in the performance of his duties hereunder.

     3. Employment Period.
        -----------------

        Executive's employment under this Agreement shall commence as of the Effective Date, and shall terminate on the fifth anniversary thereof (the

"Initial Employment Period"), unless terminated earlier pursuant to Section 4.
--------------------------
Unless written notice of either party's desire to terminate this Agreement has been given to the other party prior to the expiration of the

Initial Employment Period (or any one-month renewal thereof contemplated by this sentence), the term of this Agreement shall be automatically renewed for successive one-month periods.

     4. Termination.
        -----------

        4.1.   Termination by the Company for Cause.  (a)  This Agreement and
               ------------------------------------
Executive's employment with the Company may be terminated at any time by the Company for Cause. Upon such a termination, the Company shall have no obligation to Executive other than the payment of Executive's earned and unpaid compensation to the effective date of such termination.

        (b)  For purposes of this section of the Agreement, the term "Cause"
                                                                      -----
shall mean any of the following:

               1. A willful failure of Executive to perform his duties in any material respect which failure is not cured by Executive within 30 days following written notice from the Company detailing such failure;

               2. Any willful misconduct by Executive relating, directly or indirectly, to the Company or any of its Affiliates, which breach, if susceptible to cure, is not cured by Executive within 30 days following written notice from the Company detailing such breach;

               3. Any breach by Executive of any material provision contained in this Agreement, which breach, if susceptible to cure, is not cured by Executive within 30 days following written notice from the Company detailing such breach; or

               4. Executive's conviction of a felony or crime involving moral turpitude.

        4.2.   Permanent Disability.  If during the term of this Agreement,
               --------------------
Executive shall become ill, mentally or physically disabled, or otherwise incapacitated so as to be unable regularly to perform the duties of his position for a period in excess of 90 consecutive days or more than 120 days in any consecutive 12 month period, then the Company shall have the right to terminate this Agreement and Executive's employment with the Company upon written notice to Executive. Upon such a termination, the Company shall have no obligation to Executive other than (i) the payment of Executive's earned and unpaid compensation to the effective date of such termination and (ii) as provided in
Section 5 below.

        4.3.   Death.  This Agreement shall be deemed terminated by the Company
               -----
upon the death of Executive and the Company shall have no obligation to Executive or Executive's estate other than (i) the payment of Executive's earned and unpaid compensation to the effective date of such termination and (ii) as provided in Section 5 below.

        4.4.   Resignation by the Executive.  If the Executive terminates his
               ----------------------------
employment with the Company for any reason, the Company shall have no obligation to Executive other than the payment of Executive's earned and unpaid compensation to the effective date of such termination.

        4.5.   Termination by the Company Without Cause.  This Agreement and
               ----------------------------------------
Executive's employment with the Company may be terminated at any time by the Company without Cause. If the Company terminates this Agreement and Executive's employment without Cause (including upon notice of the Company pursuant to Section 3 of its desire to not renew this Agreement), the Company shall have no obligation to Executive other than (i) the payment of Executive's earned and unpaid compensation to the effective date of such termination, (ii) the payment of a monthly severance payment equal to one twelfth (1/12th) of his then applicable Base Salary, less all required payroll deductions for a period ending two (2) years from the date of such termination, or until the occurrence of any circumstances or event that would constitute Cause under Section 4.1 of this Agreement, if sooner, and (iii) as provided in Section 5 below.

        4.6.   Change of Control.  In the event of a Change of Control, the
               ------------------
Executive may terminate his employment and this Agreement upon 30 days' written notice to the Company at any time after a 12 month period following the occurrence of the Change of Control (or such shorter period to the extent the acquiring company does not request the services of the Executive for such 12 month period). In the event of such a termination by Executive, all Existing Stock Options held by the Executive shall continue to vest and be exercisable as
provided in Section 5 below.   For the purposes of this Agreement, a "Change of
Control" shall be deemed to have occurred if:
     (a) both (i) any person, entity or group shall have acquired at least 50% of the voting power of the outstanding voting securities of the company, excluding Martin J. Wygod and his affiliates, and (ii) following such acquisition of 50% Voting Power, Martin J. Wygod shall cease to hold one or more of the following positions: Chairman of the Board or Chief Executive Officer of the Company or a senior executive office of the acquirer of 50% Voting Power, in each case with duties and responsibilities greater than or substantially equivalent to those prior to such acquisition of 50% Voting Power; or
     (b) both (i) a reorganization, merger or consolidation or sale of other disposition of all or substantially all of the assets of the Company ("Business Combination") shall have occurred and (ii) following such Business Combination, Martin J. Wygod shall cease to be Chairman of the Board or Chief Executive Officer of, or to hold a senior executive position in, the corporation resulting from such Business Combination, with duties and responsibilities greater than or substantially equivalent to those prior to such Business Combination; or
     (c) a complete liquidation or dissolution of the Company shall have occurred.

          4.7    Termination by the Executive For Cause.  This Agreement and
                 ---------------------------------------
Executive's employment with the Company may be terminated by the Executive for Cause on 30 days written notice to the Company, which notice shall detail the specific basis for such termination. The Company shall be given the opportunity to cure the basis for such termination within such 30 days period. For the purpose of this Section of this Agreement, the term "Cause" means any of the following: (1) a material breach by the Company of its obligations to the Executive under this Employment Agreement, which, if susceptible to cure, remains uncured, (2) a material demotion of his position with the Company, and
(3) if Executive is required by the Company to relocate from his present residence or is required to commute, on a regular basis, to the Company's headquarters and such headquarters is outside of the New York City metropolitan area. If the Executive terminates this Agreement and his employment under this Section, the Executive shall receive (i) the payment of the Executive's earned and unpaid compensation to the effective date of such termination, (ii) payments of a monthly severance payment equal to one twelfth (1/12th) of his then applicable Base Salary, less all required payroll deductions, for a period two
(2) years from the date of such termination, or until the occurrence of any circumstance or events that would constitute Cause under Section 4.1 of this Agreement, if sooner, and (iii) as provided in Section 5 below.

          4.8    Termination by the Executive if Second Option Grant not
                 -------------------------------------------------------
Approved.  In the event (1) that the option grant described in paragraph B. of
--------
Schedule A (the "Second Option Grant") is not approved by the Company's shareholders at their next annual meeting (2) any alternative option grant made by the Company to Executive in lieu of the Second Option Grant is not reasonably satisfactory to Executive, this Agreement and Executive's employment with the Company may be terminated by the Executive within the 30 day period following the date of such alternative option grant on 30 days written notice to the Company. If the Executive terminates this Agreement and his employment under this Section, (i) Executive shall receive the payment of Executive's earned and unpaid compensation to the effective date of such termination and (ii) the two-year Restricted Period shall be reduced to equal six months for purposes of Sections 1.4 and 1.5, provided that Section 1.6 shall remain in full force and effect.

          4.9    Liquidated Damages.  Executive acknowledges that any payments
                 ------------------
and benefits under Sections 4 and 5 resulting from a termination of this Agreement and Executive's employment with the Company by the Company without Cause are in lieu of any and all claims that the Executive may have against the Company (other than benefits under the Company's employee benefit plans that by their terms survive termination of employment and benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended and rights to indemnification under certain indemnification arrangements for officers of the Company), and represent liquidated damages (and not a penalty). The Company may request that the Executive confirm such acknowledgment in writing prior to the receipt of such benefits.

     5. Options.
        -------

        Executive has previously been granted options (together with any options to purchase the Company's common stock which the Company grants to Executive during the term of this Agreement, the "Existing Company Options") to purchase
                                        ------------------------
shares of the Company's common stock, par value $.01 per share, set forth on Schedule A. Notwithstanding anything to the contrary contained in the Company Option Plan or any applicable stock option agreement, (A) in the event that this Agreement and Executive's employment with the Company is terminated (i) by the Company without Cause (including upon notice of the Company pursuant to Section 3 of its desire to not renew this Agreement) or (ii) by the Executive for Cause pursuant to Section 4.7, any Existing Company Options shall remain outstanding and continue to vest, and shall otherwise be treated for purposes of the terms and conditions thereof, as if Executive remained in the employ of the Company through the earlier of (i) the second anniversary of the date of termination and
(ii) the occurrence of any circumstance or event that would constitute Cause under Section 4.1 of this Agreement and (B) in the event that this Agreement and Executive's employment with the Company is terminated (i) by the Executive after a Change of Control as provided in Section 4.7, (ii) due to his permanent disability pursuant to Section 4.2 or (iii) due to his death pursuant to Section 4.3, any Existing Company Options shall remain outstanding and continue to vest, and shall otherwise be treated for the purposes of the terms and conditions thereof, as if the Executive remained in the employment of the Company through
the earlier of (x) the later of    November 6, 2002 and the last actual vesting
date with respect to any such options and (y) the occurrence of any circumstances or events that would constitute Cause under such Section 4.1. For purposes of clarification, the "last actual vesting date" shall be, with respect any grant of Existing Company Options, the last date on which such options actually vest, not the last date on which all Existing Company Options have actually vested.

     6. Notices.  Any notice or communication given by either party hereto to
        -------
the other shall be in writing and personally delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the following addresses:

        (a)    if to the Company:

               Synetic, Inc.
               River Drive Center 2
               669 River Drive
               Elmwood Park, New Jersey  07407-1361
               Telecopier No.:  (201) 703-3401
               Attention:  General Counsel


        (b)    if to the Executive at the address set forth below.


Any notice shall be deemed given when actually delivered to such address, or two days after such notice has been mailed or sent by Federal Express, whichever comes earliest. Any person entitled to receive notice may designate in writing, by notice to the other, such other address to which notices to such person shall thereafter be sent.

     7. Miscellaneous.
        -------------

        7.1.   Entire Agreement.  This Agreement and the agreements relating to
               ----------------
the Existing Company Options contain the entire understanding of the parties in respect of their subject matter and supersede upon their effectiveness all other prior agreements and understandings between the parties with respect to such subject matter.

        7.2.   Amendment; Waiver.  This Agreement may not be amended,
               -----------------
supplemented, canceled or discharged, except by written instrument executed by the party against whom enforcement is sought. No failure to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof. No waiver of any breach of any provision of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision.

        7.3.   Binding Effect; Assignment.  The rights and obligations of this
               --------------------------
Agreement shall bind and inure to the benefit of any successor of the Company by reorganization, merger or consolidation, or any assignee of all or substantially all of the Company's business and properties. The Company may assign its rights and obligations under this Agreement to any of its Affiliates without the consent of the Executive. Executive's rights or obligations under this Agreement may not be assigned by Executive, except that the rights specified in
Section 4.3 shall pass upon the Executive's death to Executive's executor or administrator.

        7.4.   Headings.  The headings contained in this Agreement are for
               --------
reference purposes only and shall not affect the meaning or interpretation of this Agreement.

        7.5.   Governing Law; Interpretation.  This Agreement shall be construed
               ----------------------------
in accordance with and governed for all purposes by the laws and public policy (other than conflict of laws principles) of the State of New Jersey applicable to contracts executed and to be wholly performed within such State.

        7.6.   Further Assurances.  Each of the parties agrees to execute,
               ------------------
acknowledge, deliver and perform, and cause to be executed, acknowledged, delivered and performed, at any time and from time to time, as the case may be, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary to carry out the provisions or intent of this Agreement.

        7.7.   Severability.  The parties have carefully reviewed the provisions
               ------------
of this Agreement and agree that they are fair and equitable. However, in light of the possibility of differing interpretations of law and changes in circumstances, the parties agree that if any one or more of the provisions of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions of this Agreement shall, to the extent permitted by law, remain in full force and effect and shall in no way be affected, impaired or invalidated. Moreover, if any of the provisions contained in this Agreement is determined by a court of competent jurisdiction to be excessively broad as to duration, activity, geographic application or subject, it shall be construed, by limiting or reducing it to the extent legally permitted, so as to be enforceable to the extent compatible with then applicable law.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                            SYNETIC, INC.


                            By: /s/ Charles A. Mele
                               -----------------------------------
                               Name: Charles A. Mele
                               Title:   Vice President--General Counsel


                            EXECUTIVE


                            /s/ Roger C. Holstein
                            ----------------------------------------
                            Roger C. Holstein


                            ---------------------------------------
                            Street


                            ------------------------------
                            City, State, Zip Code

                                   SCHEDULE A
                                 TO EMPLOYMENT AGREEMENT
                   BETWEEN SYNETIC, INC. AND ROGER C.HOLSTEIN


                                EXISTING OPTIONS


A. 250,000 shares of the Company's Common Stock @ $32.25 per share, which vest in five equal installments of 50,000 on each anniversary of October 2, 1996, subject to the terms of a Stock Option Agreement set forth as Exhibit A-1.

B.  250,000 shares of the Company's Common Stock @ $34.875 per share, which vest
                                                   -------
    in five equal installments of 50,000 on each anniversary of June 23, 1997, subject to the terms of a Stock Option Agreement set forth as Exhibit A-2. This grant is also subject to approval by the shareholders of the Company at their next annual meeting. If such approval is not obtained, the June 23, 1997 Stock Option Agreement shall become null and void. The Board of Directors shall recommend that the Company's shareholders approve such option. If such option is not approved by the shareholders, the Company will issue to the Executive a comparable number of options under one or more of the Company's existing stock option plans if the Company is so permitted.

                                  EXHIBIT A-1
                        TO EMPLOYMENT AGREEMENT BETWEEN
                      SYNETIC, INC. AND ROGER C. HOLSTEIN


                             STOCK OPTION AGREEMENT

    STOCK OPTION AGREEMENT (this "Agreement") made as of June 23, 1997, between
                                  ---------
SYNETIC, INC., a Delaware corporation (the "Company"), and ROGER C. HOLSTEIN
                                            -------
("Optionee").
----------

                                    RECITAL
                                    -------

    The Company desires to provide Optionee with an opportunity to acquire shares of Common Stock (as defined below) of the Company, subject to stockholder approval. As a result, the Company has elected to issue to Optionee an option to acquire 250,000 shares of its Common Stock and intends that such option comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Internal Revenue
                       ------------
Code of 1986, as amended.

                                   AGREEMENTS
                                   ----------

    In consideration of the Recital (which is incorporated by reference) and the mutual covenants of this Agreement, the Company and Optionee agree as follows:

1.  Confirmation of Grant of Option.  Pursuant to a determination by the Stock
    -------------------------------
Option Committee of the Board of Directors of the Company (the "Board"),
                                                                -----
effective as of the date first set forth above (the "Date of Grant"), the
                                                     -------------
Company hereby confirms that Optionee has been granted, subject to the terms of this Agreement and approval by the Company's stockholders at the next annual meeting of stockholders, the right (the "Option") to purchase 250,000 shares of
                                         ------
Common Stock of the Company ("Common Stock").  All of the shares hereunder are
                              ------------
hereinafter referred to as "Shares".  Said number of Shares subject to the
                            ------
Option may be adjusted as provided in Section 9.

    As used herein, "Committee" shall mean the Stock Option Committee of the Board (and any successor committee appointed by the Board).

2.    Exercisability of Option.
      ------------------------

    2.1. Subject to the terms and conditions of this Agreement (including Sections 2.3, 2.4 and 2.5), the Option shall become exercisable:

    2.1.1. with respect to 20% of the Shares, on and after the first anniversary of the Date of Grant;

    2.1.2. with respect to an additional 20% of the Shares, on and after the second anniversary of the Date of Grant;

    2.1.3. with respect to an additional 20% of the Shares, on and after the third anniversary of the Date of Grant;

    2.1.4. with respect to an additional 20% of the Shares, on and after the fourth anniversary of the Date of Grant; and

    2.1.5. with respect to the remainder of the Shares, on and after the fifth anniversary of the Date of Grant.

    2.2. The unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

    2.2.1.      The fifteenth anniversary of the Date of Grant; or

    2.2.2. Subject to the provisions of Sections 2.3, 2.4, 2.5, 2.6 and 2.7 below, 30 days following the date of termination of Optionee's status as an employee of the Company for any reason in the case of the vested portion of the Option (or the date on which a portion of the Option vests pursuant to Sections
2.5 and 2.6) and immediately following such date of termination in the case of the unvested portion of the Option.

    2.3. If Optionee's employment is terminated by the Company for Cause (as defined in this Section 2.3), the Option (both vested and non-vested) shall expire on the date of termination. For purposes of this section of this Agreement, the term "Cause" shall mean any of the following:
                     -----

          (a) A willful failure of Optionee to perform his duties in any material respect which failure is not cured by Optionee within 30 days following written notice from the Company detailing such failure;

          (b) Any willful misconduct by Optionee relating, directly or indirectly, to the Company or any of its affiliates, which breach, if susceptible to cure, is not cured by Optionee within 30 days following written notice from the Company detailing such breach;

          (c) Any breach by Optionee of any material provision contained in this Agreement or any employment or consulting agreement between the Company and Optionee, which breach, if susceptible to cure, is not cured by Optionee within 30 days following written notice from the Company detailing such breach; or

          (d) Optionee's conviction of a felony or crime involving moral turpitude.

    2.4. If Optionee terminates his employment for any reason other than for Cause (as defined in this Section 2.4), the Option (both vested and non-vested) shall expire on the date of termination. For purposes of this section of this Agreement, the term "Cause" shall mean any of the following:
                     -----

          (a) Any material breach by the Company of its obligations to Optionee under this Agreement or any employment or consulting agreement between the Company and Optionee, which, if susceptible to cure, remains uncured;

          (b)  A material demotion of Optionee's position with the Company; or

          (c) If Optionee is required by the Company to relocate from his present residence or is required to commute, on a regular basis, to the Company's headquarters and such headquarters is outside of the New York City metropolitan area.

    2.5.  In the event that Optionee's employment with the Company is terminated
(I) by the Company without Cause (as defined in Section 2.3) or (II) by Optionee for Cause (as defined in Section 2.4), the Option shall remain outstanding and continue to vest, and shall otherwise be treated for purposes of this Agreement, as if Optionee remained in the employ of the Company through the earlier of (a) the second anniversary of the date of termination or (b) the occurrence of any circumstance or event that would constitute Cause under Section 2.3 of this Agreement.

    2.6.  In the event that Optionee's employment with the Company is terminated
(I) by Optionee upon 30 days' written notice to the Company at any time after a 12 month period following the occurrence of the Change of Control (as defined below) (or such shorter period to the extent the acquiring company does not request the services of the Optionee for such 12 month period), (II) by the Company because Optionee shall become ill, mentally or physically disabled, or otherwise incapacitated so as to be unable regularly to perform the duties of his position for a period in excess of 90 consecutive days or more than 120 days in any consecutive 12 month period, or (III) due to his death, the Option shall remain outstanding and continue to vest, and shall otherwise be treated for the purposes of the terms and conditions thereof, as if Optionee remained in the employment of the Company through the earlier of (a) November 6, 2002 and (b) the occurrence of any circumstances or events that would constitute Cause under such Section 2.3. For purposes of this Section 2.6, a "Change of Control" shall be deemed to have occurred if:
   -----------------

    (a) both (i) any person, entity or group shall have acquired at least 50% of the voting power of the outstanding voting securities of the company

    ("Voting Power"), excluding Martin J. Wygod and his affiliates, and (ii)
    --------------
    following such acquisition of 50% Voting Power, Martin J. Wygod shall cease to hold one or more of the following positions: Chairman of the Board or Chief Executive Officer of the Company or a senior executive office of the acquirer of 50% Voting Power, in each case with duties and responsibilities greater than or substantially equivalent to those prior to such acquisition of 50% Voting Power; or

    (b) both (i) a reorganization, merger or consolidation or sale of other disposition of all or substantially all of the assets of the Company

    ("Business Combination") shall have occurred and (ii) following such
    ----------------------
    Business Combination, Martin J. Wygod shall cease to be Chairman of the Board or Chief Executive Officer of, or to hold a senior executive position in, the corporation resulting from such Business Combination, with duties and responsibilities greater than or substantially equivalent to those prior to such Business Combination; or

    (c) a complete liquidation or dissolution of the Company shall have occurred.

    2.7. Notwithstanding any other provision of this Agreement, the Committee may determine that the Option shall become exercisable in full or in part, whether or not it is then exercisable, upon such circumstances or events as the Committee determines, in its sole discretion, merits special consideration.

    2.8 Notwithstanding anything to the contrary contained herein, in no event shall the Option be exercisable after the expiration of fifteen years from the date of this Agreement.

    3.    Method of Exercise of Option.  The Option may be exercised by Optionee
          ----------------------------
(or by Optionee's personal representatives or heirs at law, as provided in Section 2, but by no other person) as to all or (at Optionee's election) part of the Shares as to which the Option is then exercisable (that is, vested) under
Section 2 by giving written notice of exercise to the Company at its principal business office, specifying the number of Shares for which the Option is exercised, accompanied by payment in full for such Shares (as determined pursuant to Section 4) together with any amount required for payroll withholding tax under all applicable federal, state or local laws or regulations. The failure to exercise the Option, in whole or in part, as to any vested exercise rights shall not constitute a waiver of these rights. The Company shall cause certificates for the Shares so purchased to be delivered to Optionee or Optionee's personal representatives or heirs at law, at its principal business office, against payment in full of the Option price for such Shares (as determined pursuant to Section 4), as soon as practicable following receipt of the notice of exercise and the applicable purchase price. The Option price shall be paid in United States dollars in the form of cash, certified check or bank draft, or (if the Shares of Common Stock of the Company are then publicly traded) in fully paid Shares of Common Stock of the Company, that have been held by the Optionee for a period of at least six months (valued for this purpose at their then fair market value determined by the Committee), consistent with practices permitted by the Committee or a combination of the two.

    4.    Option Price.  Subject to adjustment as provided in Section 9, the
          ------------
purchase price of the Shares covered by this Agreement shall be $34.875 per Share.

    5.    Non-Transferability of Option.  The Option is not assignable or
          -----------------------------
transferable except by will or by the laws of descent and distribution and the Option may not be exercised other than by the Optionee or, after the death of the Optionee, by the Optionee's personal representative, heirs or legatees; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of the Option to the Optionee's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members. Without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as permitted in the preceding sentence), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to levy, attachment or similar process. Any attempt to assign, transfer, pledge or hypothecate the Option contrary to the provisions of this Agreement, and any levy, attachment or similar process upon the Option shall be null and void and without effect, and the Board or the Committee may, in its discretion, upon the happening of any such event, terminate the Option as of the date of such event.

    6.    No Rights Prior to Issuance of Shares.  The holder of the Option shall
          -------------------------------------
not have any rights to dividends nor any other rights of a shareholder with respect to the Shares covered by the Option until the Shares have been issued (as evidenced by the appropriate entry on the books of the transfer agent of the Company) following exercise of the Option prior to its termination.

    7.    Restrictions on Exercise and on Common Stock.
          --------------------------------------------

    7.1. The Shares issued upon exercise of the Option shall be issued only to Optionee or a person permitted to exercise the Option pursuant to Section 2.3.

    7.2. The Company may require the Optionee to represent to the Company, in writing, when the Option is exercised, that the Optionee is exercising the Option for the Optionee's own account for investment only and not with a view to distribution and that the Optionee will not make any sale, transfer or other disposition of any Shares purchased except (i) pursuant to a registration statement filed under the Securities Act of 1933 as amended, which the Securities and Exchange Commission has declared effective, (ii) pursuant to an opinion of counsel satisfactory in form and substance to the Company that the sale, transfer or other disposition may be made without registration, or (iii) pursuant to a "no action" letter issued to the Optionee by the Securities and Exchange Commission. The Company may require each share certificate representing Shares to bear a legend stating that the Shares evidenced thereby may not be sold or transferred except in compliance with the Securities Act of 1933, as amended, and the provisions of this Agreement. Notwithstanding anything contained herein to the contrary, the Option shall not be exercisable at a time when the exercise thereof may result in the violation of any law or governmental order or regulation.

    8.    Right to Terminate Employment.  This Agreement does not constitute a
          -----------------------------
contract of, or an implied promise to continue, Optionee's employment or status with the Company or any subsidiary of the Company; and nothing contained in this Agreement shall confer upon Optionee the right to continue such employment or status; nor does this Agreement affect the right of the Company to terminate Optionee's employment at any time. Optionee shall have no rights in the benefits conferred by the Option or in any Shares except to the extent the Option is exercised while vested and prior to termination. Termination of the Option by reason of rightful termination of employment shall give no rise for any claim for damages by Optionee under this Agreement and shall be without prejudice to any rights or remedies which the Company or any subsidiary of the Company may have against Optionee.

    9.    Adjustment.
          ----------

    9.1. In the event of any subdivision (stock split) or consolidation (reverse split) of the issued Common Stock of the Company, or any other recapitalization of the Company, or any business combination or other transaction involving the Company, which shall substantially affect the rights of holders of Common Stock, the Board or the Committee shall make such appropriate adjustments to the number of Shares and price per Share covered by the Option, and any other rights under the Option, as deemed appropriate by the Board or the Committee, as the case may be (whose good faith determination shall be absolute and binding upon Optionee), to provide Optionee with a benefit equivalent to that to which Optionee would have been entitled if such event had not occurred; provided, however, that if, as a result of such event, the Common Stock is no longer publicly traded, the Board or the Committee shall make such appropriate adjustments to the unvested portion of the Option, as deemed appropriate by the Board or the Committee, as the case may be (whose good faith determination shall be absolute and binding upon Optionee), to provide Optionee with a benefit equivalent to that to which Optionee would have been entitled if

Optionee would have had the right to exercise any unvested portion of the Option immediately prior to such event. The Committee or the Board, as the case may be, shall provide for appropriate adjustment of the Option in the event of stock dividends or distributions of assets or securities of other companies owned by the Company to stockholders relating to Common Stock for which the record date is prior to the date the Shares purchased by exercise of the Option are issued or transferred, except that no such adjustment shall be made for cash dividends or stock dividends of 10% or less (cumulatively, in the aggregate).

    9.2. In case the Company is merged or consolidated with another corporation, or in case of a reorganization of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder shall either (i) make appropriate provisions for the protection of any outstanding portion of the Option by the substitution on an equitable basis of appropriate securities of the Company, or appropriate securities of the merged, consolidated, or otherwise reorganized corporation, or the appropriate adjustment in the option price, or both, or (ii) give written notice to the Optionee that his Option must be exercised, to the extent then exercisable, within 60 days of the date of such notice or the Option will terminate, and to the extent that the Option is not exercised within such 60-day period it shall terminate and be of no further effect.

    10.   Taxes.  If  the Company shall be required to withhold any amounts by
          -----
reason of any federal, state or local tax rules or regulations in respect of the payment of cash or the issuance of Shares pursuant to the exercise of an Option, the Company shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Optionee. In any event, the Optionee shall either
(i) make available to the Company, promptly when requested by the Company, sufficient funds to meet the requirements of such withholding, or (ii) to the extent permitted by the Committee, irrevocably authorize the Company to withhold from the Shares otherwise issuable to the Optionee as a result of such exercise a number of Shares having a fair market value, as of the date the withholding tax obligation arises (the "Tax Date") which alone, or when added to funds paid
                            --------
to the Company by the Optionee, equal the amount of the minimum withholding tax obligation (the "Withholding Election") and the Company shall be entitled to
                 --------------------
take and authorize such steps as it may deem advisable in order to have such funds made available to the Company out of any funds or property due or to become due to the Optionee. An Optionee's Withholding Election may only be made prior to the Tax Date and may be disapproved by the Committee. The Committee may establish such rules and procedures as it may deem necessary or advisable in connection with the withholding of taxes relating to the exercise of the Option.

    11.   Notices.  Each notice relating to this Agreement shall be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice to the Company shall be addressed to it at its principal office, attention of the Chief Financial Officer, with a copy to the Company's General Counsel. Each notice to Optionee (or other person or persons then entitled to exercise the Option) shall be addressed to Optionee (or such other person or persons) at

Optionee's most recent address on the books of the Company. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect. Each notice shall be deemed to have been given on the day it is received.

    12.   Benefits of Agreement.  This Agreement shall inure to the benefit of
          ---------------------
and be binding upon each successor of the Company. Rights granted to the Company under this Agreement shall be binding upon Optionee's personal representatives and heirs at law.

    13.   Source of Rights.  This Agreement shall be the sole and exclusive
          ----------------
source of any and all rights which Optionee, and Optionee's personal representatives or heirs at law, may have in respect of the Option as granted hereunder.

    14.   Captions.  The captions contained in this Agreement are for reference
          --------
purposes only and shall not affect the meaning or interpretation of this Agreement.

    15.   Interpretation and Construction.  The Option shall be administered by
          -------------------------------
the Committee. The Committee shall have authority to interpret and construe the terms of the Option, to make all determinations necessary or advisable for the administration of the Option (including determinations relating to the delivery of Shares of Common Stock in payment of the purchase price of the Shares covered by the Option and any tax withholding obligations, subject to compliance with any applicable rules promulgated under Section 16 of the Exchange Act). The good faith interpretation and construction by the Board or by the Committee of any provision of this Agreement shall be final and conclusive and binding on the parties hereto.

    16.   Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

    17.   Governing Law.  This Agreement shall be construed in accordance with
          -------------
and governed by the laws of the State of New Jersey without regard to any principles of conflict of laws.

                                   EXECUTION
                                   ---------

          The parties signed this Agreement as of the day and year first above written, whereupon it became binding in accordance with its terms.


                               SYNETIC, INC.


                               By: /s/ Anthony Vuolo
                                   ---------------------------------
                                   Name: Anthony Vuolo
                                   Title:     Vice President and Chief
                                             Financial Officer


                                              /s/ Roger C. Holstein
                                       ----------------------------
                                                 Roger C. Holstein

                                  EXHIBIT A-2
                        TO EMPLOYMENT AGREEMENT BETWEEN
                      SYNETIC, INC. AND ROGER C. HOLSTEIN

                             STOCK OPTION AGREEMENT

          STOCK OPTION AGREEMENT (this "Agreement") made as of October 2, 1996,
                                        ---------
between SYNETIC, INC., a Delaware corporation (the "Company"), and ROGER C.
                                                    -------
HOLSTEIN ("Optionee").
           --------

                                    RECITAL
                                    -------

          The Company desires to provide Optionee with an opportunity to acquire shares of Common Stock (as defined below) of the Company. As a result, the Company has elected to issue to Optionee an option to acquire 250,000 shares of its Common Stock and intends that such option comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                       --------
Act").  Any capitalized term that are used but not defined herein shall have the
---
meaning set forth in the 1991 Non-Qualified Stock Option Plan (the "Plan").
                                                                    ----

                                   AGREEMENTS
                                   ----------
     In consideration of the Recital (which is incorporated by reference) and the mutual covenants of this Agreement, the Company and Optionee agree as follows:

     1.   Confirmation of Grant of Option.  Pursuant to a determination by the
          -------------------------------
Stock Option Committee of the Board of Directors of the Company (the "Board"),
                                                                      -----
effective as of October 2, 1996 (the "Date of Grant"), the Company hereby
                                      -------------
confirms that Optionee has been granted, subject to the terms of this Agreement and the terms of the Plan, the right (the "Option") to purchase 250,000 shares
                                           ------
of Common Stock of the Company ("Common Stock").  All of the shares hereunder
                                 ------------
are hereinafter referred to as "Shares".  Said number of Shares subject to the
                                ------
Option may be adjusted as provided in Section 7.6 and 9 of the Plan.

     2.     Exercisability of Option.
            ------------------------

     2.1. Subject to the terms and conditions of this Agreement, the Option shall become exercisable:

     2.1.1. with respect to 20% of the Shares, on and after the first anniversary of the Date of Grant;

     2.1.2. with respect to an additional 20% of the Shares, on and after the second anniversary of the Date of Grant;

     2.1.3. with respect to an additional 20% of the Shares, on and after the third anniversary of the Date of Grant;

     2.1.4. with respect to an additional 20% of the Shares, on and after the fourth anniversary of the Date of Grant; and

     2.1.5. with respect to the remainder of the Shares, on and after the fifth anniversary of the Date of Grant.

     2.2. The unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

     2.2.1. The fifteenth anniversary of the Date of Grant; or

     2.2.2. Subject to the provisions of Sections 2.3, 2.4, 2.5, 2.6 and 2.7 below, 30 days following the date of termination of Optionee's status as an employee of the Company for any reason in the case of the vested portion of the Option (or the date on which a portion of the Option vests pursuant to Sections
2.5 and 2.6) and immediately following such date of termination in the case of the unvested portion of the Option.

     2.3. If Optionee's employment is terminated by the Company for Cause (as defined in this Section 2.3), the Option (both vested and non-vested) shall expire on the date of termination. For purposes of this section of this Agreement, the term "Cause" shall mean any of the following:
                     -----

          (a) A willful failure of Optionee to perform his duties in any material respect which failure is not cured by Optionee within 30 days following written notice from the Company detailing such failure;

          (b) Any willful misconduct by Optionee relating, directly or indirectly, to the Company or any of its affiliates, which breach, if susceptible to cure, is not cured by Optionee within 30 days following written notice from the Company detailing such breach;

          (c) Any breach by Optionee of any material provision contained in this Agreement or any employment or consulting agreement between the Company and Optionee, which breach, if susceptible to cure, is not cured by Optionee within 30 days following written notice from the Company detailing such breach; or

          (d) Optionee's conviction of a felony or crime involving moral turpitude.

     2.4. If Optionee terminates his employment for any reason other than for Cause (as defined in this Section 2.4), the Option (both vested and non-vested) shall expire on the date of termination.  For purposes of this section of this
Agreement, the term "Cause" shall mean any of the following:
                     -----

          (a) Any material breach by the Company of its obligations to Optionee under this Agreement or any employment or consulting agreement between the Company and Optionee, which, if susceptible to cure, remains uncured;

          (b)  A material demotion of Optionee's position with the Company; or

          (c) If Optionee is required by the Company to relocate from his present residence or is required to commute, on a regular basis, to the Company's headquarters and such headquarters is outside of the New York City metropolitan area.

     2.5. In the event that Optionee's employment with the Company is terminated
(I) by the Company without Cause (as defined in Section 2.3) or (II) by Optionee for Cause (as defined in Section 2.4), the Option shall remain outstanding and continue to vest, and shall otherwise be treated for purposes of this Agreement, as if Optionee remained in the employ of the Company through the earlier of (a) the second anniversary of the date of termination or (b) the occurrence of any circumstance or event that would constitute Cause under Section 2.3 of this Agreement.

     2.6. In the event that Optionee's employment with the Company is terminated
(I) by Optionee upon 30 days' written notice to the Company at any time after a 12 month period following the occurrence of the Change of Control (as defined below) (or such shorter period to the extent the acquiring company does not request the services of the Optionee for such 12 month period), (II) by the Company because Optionee shall become ill, mentally or physically disabled, or otherwise incapacitated so as to be unable regularly to perform the duties of his position for a period in excess of 90 consecutive days or more than 120 days in any consecutive 12 month period, or (III) due to his death, the Option shall remain outstanding and continue to vest, and shall otherwise be treated for the purposes of the terms and conditions thereof, as if Optionee remained in the employment of the Company through the earlier of (a) November 6, 2002 and (b) the occurrence of any circumstances or events that would constitute Cause under such Section 2.3. For purposes of this Section 2.6, a "Change of Control" shall
                                                        -----------------
be deemed to have occurred if:

          (a) both (i) any person, entity or group shall have acquired at least 50% of the voting power of the outstanding voting securities of the company ("Voting Power"), excluding Martin J. Wygod and his affiliates, and (ii)
       ------------
     following such acquisition of 50% Voting Power, Martin J. Wygod shall cease to hold one or more of the following positions: Chairman of the Board or Chief Executive Officer of the Company or a senior executive office of the acquirer of 50% Voting Power, in each case with duties and responsibilities greater than or substantially equivalent to those prior to such acquisition of 50% Voting Power; or

          (b) both (i) a reorganization, merger or consolidation or sale of other disposition of all or substantially all of the assets of the Company ("Business Combination") shall have occurred and (ii) following such
       --------------------
     Business Combination, Martin J. Wygod shall cease to be Chairman of the Board or Chief Executive Officer of, or to hold a senior executive position in, the corporation resulting from such Business Combination, with duties and responsibilities greater than or substantially equivalent to those prior to such Business Combination; or

          (c) a complete liquidation or dissolution of the Company shall have occurred.

     2.7. Notwithstanding any other provision of this Agreement, the Committee, the Board or the Designated Officer may determine that the Option shall become exercisable in full or in part, whether or not it is then exercisable, upon such circumstances or events as the Committee, the Board or the Designated Officer determines, in its sole discretion, merits special consideration.

     2.8 Notwithstanding anything to the contrary contained herein, in no event shall the Option be exercisable after the expiration of fifteen years from the date of this Agreement.

     3.   Method of Exercise of Option.  The Option may be exercised by Optionee
          ----------------------------
(or by Optionee's personal representatives or heirs at law, as provided in Section 2, but by no other person) as to all or (at Optionee's election) part of the Shares as to which the Option is then exercisable (that is, vested) under
Section 2 by giving written notice of exercise to the Company at its principal business office, specifying the number of Shares for which the Option is exercised, accompanied by payment in full for such Shares (as determined pursuant to Section 4) together with any amount required for payroll withholding tax under all applicable federal, state or local laws or regulations. The failure to exercise the Option, in whole or in part, as to any vested exercise rights shall not constitute a waiver of these rights. The Company shall cause certificates for the Shares so purchased to be delivered to Optionee or Optionee's personal representatives or heirs at law, at its principal business office, against payment in full of the Option price for such Shares (as determined pursuant to Section 4), as soon as practicable following receipt of the notice of exercise and the applicable purchase price. The Option price shall be paid in United States dollars in the form of cash, certified check or bank draft, or (if the Shares of Common Stock of the Company are then publicly traded) in fully paid Shares of Common Stock of the Company that have been held by the Optionee for a period of at least six months (valued for this purpose at their then fair market value determined by the Committee, the Board or the Designated Officer), consistent with practices permitted by the Committee, the Board or the Designated Officer, or a combination of the two.

     4.   Option Price.  Subject to adjustment as provided in Sections 7.6 and 9
          ------------
of the Plan, the purchase price of the Shares covered by this Agreement shall be $32.25 per Share.

     5.   Non-Transferability of Option.  The Option is not assignable or
          -----------------------------
transferable except by will or by the laws of descent and distribution and the Option may not be exercised other than by the Optionee or, after the death of the Optionee, by the Optionee's personal representative, heirs or legatees. Without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as permitted in the preceding sentence), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to levy, attachment or similar process. Any attempt to assign, transfer, pledge or hypothecate the Option contrary to the provisions of this Agreement, and any levy, attachment or similar process upon the Option shall be null and void and without effect, and the Board, the Committee or the Designated Officer may, in its discretion, upon the happening of any such event, terminate the Option as of the date of such event.

     6.   No Rights Prior to Issuance of Shares.  The holder of the Option shall
          -------------------------------------
not have any rights to dividends nor any other rights of a shareholder with respect to the Shares covered by the Option until the Shares have been issued (as evidenced by the appropriate entry on the books of the transfer agent of the Company) following exercise of the Option prior to its termination.

     7.   Restrictions on Exercise and on Common Stock.
          --------------------------------------------

     7.1. The Shares issued upon exercise of the Option shall be issued only to Optionee or a person permitted to exercise the Option pursuant to Section 2.3.

     7.2. The Company may require the Optionee to represent to the Company, in writing, when the Option is exercised, that the Optionee is exercising the Option for the Optionee's own account for investment only and not with a view to distribution and that the Optionee will not make any sale, transfer or other disposition of any Shares purchased except (i) pursuant to a registration statement filed under the Securities Act of 1933 as amended, which the Securities and Exchange Commission has declared effective, (ii) pursuant to an opinion of counsel satisfactory in form and substance to the Company that the sale, transfer or other disposition may be made without registration, or (iii) pursuant to a "no action" letter issued to the Optionee by the Securities and Exchange Commission. The Company may require each share certificate representing Shares to bear a legend stating that the Shares evidenced thereby may not be sold or transferred except in compliance with the Securities Act of 1933, as amended, and the provisions of this Agreement. Notwithstanding anything contained herein to the contrary, the Option shall not be exercisable at a time when the exercise thereof may result in the violation of any law or governmental order or regulation.

     8.   Right to Terminate Employment.  This Agreement does not constitute a
          -----------------------------
contract of, or an implied promise to continue, Optionee's employment or status with the Company or any subsidiary of the Company; and nothing contained in this Agreement shall confer upon Optionee the right to continue such employment or status; nor does this Agreement affect the right of the

Company to terminate Optionee's employment at any time. Optionee shall have no rights in the benefits conferred by the Option or in any Shares except to the extent the Option is exercised while vested and prior to termination. Termination of the Option by reason of rightful termination of employment shall give no rise for any claim for damages by Optionee under this Agreement and shall be without prejudice to any rights or remedies which the Company or any subsidiary of the Company may have against Optionee.

     9.   Taxes.  If  the Company shall be required to withhold any amounts by
          -----
reason of any federal, state or local tax rules or regulations in respect of the payment of cash or the issuance of Shares pursuant to the exercise of an Option, the Company shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Optionee. In any event, the Optionee shall either
(i) make available to the Company, promptly when requested by the Company, sufficient funds to meet the requirements of such withholding, or (ii) to the extent permitted by the Committee, the Board or the Designated Officer, irrevocably authorize the Company to withhold from the Shares otherwise issuable to the Optionee as a result of such exercise a number of Shares having a fair market value, as of the date the withholding tax obligation arises (the "Tax
                                                                         ---
Date") which alone, or when added to funds paid to the Company by the Optionee,
----
equal the amount of the minimum withholding tax obligation (the "Withholding
                                                                 -----------
Election") and the Company shall be entitled to take and authorize such steps as
--------
it may deem advisable in order to have such funds made available to the Company out of any funds or property due or to become due to the Optionee. An Optionee's Withholding Election may only be made prior to the Tax Date and may be disapproved by the Committee, the Board or the Designated Officer. The Committee, the Board or the Designated Officer may establish such rules and procedures as it may deem necessary or advisable in connection with the withholding of taxes relating to the exercise of the Option.

     10.  Notices.  Each notice relating to this Agreement shall be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice to the Company shall be addressed to it at its principal office, attention of the Chief Financial Officer, with a copy to the Company's General Counsel. Each notice to Optionee (or other person or persons then entitled to exercise the Option) shall be addressed to Optionee (or such other person or persons) at Optionee's most recent address on the books of the Company. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect. Each notice shall be deemed to have been given on the day it is received.

     11.  Benefits of Agreement.  This Agreement shall inure to the benefit of
          ---------------------
and be binding upon each successor of the Company. Rights granted to the Company under this Agreement shall be binding upon Optionee's personal representatives and heirs at law.

     12.  Source of Rights.  This Agreement and the Plan shall be the sole and
          ----------------
exclusive sources of any and all rights which Optionee, and Optionee's personal representatives or heirs at law, may have in respect of the Option as granted hereunder. In the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall prevail.

     13.  Captions.  The captions contained in this Agreement are for reference
          --------
purposes only and shall not affect the meaning or interpretation of this Agreement.

     14.  Interpretation and Construction.  The Option shall be administered by
          -------------------------------
the Committee, the Board or the Designated Officer. The Committee, the Board or the Designated Officer shall have authority to interpret and construe the terms of the Option, to make all determinations necessary or advisable for the administration of the Option (including determinations relating to the delivery of Shares of Common Stock in payment of the purchase price of the Shares covered by the Option and any tax withholding obligations, subject to compliance with any applicable rules promulgated under Section 16 of the Exchange Act). The good faith interpretation and construction by the Board or by the Committee or by the Designated Officer of any provision of this Agreement shall be final and conclusive and binding on the parties hereto.

     15.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

     16.  Governing Law.  This Agreement shall be construed in accordance with
          -------------
and governed by the laws of the State of New Jersey without regard to any principles of conflict of laws.

                                   EXECUTION
                                   ---------

     The parties signed this Agreement as of the day and year first above written, whereupon it became binding in accordance with its terms.


                               SYNETIC, INC.



                               By: /s/ Anthony Vuolo
                                   ---------------------------------
                                   Name: Anthony Vuolo
                                   Title:     Vice President and Chief
                                             Financial Officer


                                By: /s/ Roger C. Holstein
                                    --------------------------------
                                        Roger C. Holstein